UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 1, 2026
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001677913

Citigroup Commercial Mortgage Trust 2016-P4

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.

(Central Index Key Number: 0001541001)

Macquarie US Trading LLC d/b/a Principal Commercial Capital

(Central Index Key Number: 0001634437)

Starwood Mortgage Funding V LLC

(Central Index Key Number: 0001682509)

Barclays Bank PLC

(Central Index Key Number: 0000312070)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-207132-05 (Commission File Number of the issuing entity)	81-3410731 81-3394670 81-6688500 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street Trading, 4th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Marriott Midwest Portfolio mortgage loan, an asset of Citigroup Commercial Mortgage Trust 2016-P4 (the “Issuing Entity”), is being serviced pursuant to the pooling and servicing agreement, dated as of April 1, 2016 (the “CGCMT 2016-P3 PSA”), by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Trimont LLC (as successor to Wells Fargo Bank, National Association), as master servicer, Greystone Servicing Company LLC (as successor to C-III Asset Management LLC), as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, which governs the issuance of the Citigroup Commercial Mortgage Trust 2016-P3, Commercial Mortgage Pass-Through Certificates, Series 2016-P3. The CGCMT 2016-P3 PSA was filed as Exhibit 4.4 to the registrant’s Current Report on Form 8-K dated July 29, 2016, and filed by the registrant on July 29, 2016 under Commission File No. 333-207132-05.

Effective as of September 1, 2026, Greystone Servicing Company LLC, a Delaware limited liability company, sold and conveyed substantially all of the assets of the special servicing division of Greystone Servicing Company LLC to C-IV Asset Management LLC, a Delaware limited liability company, and C-IV Asset Management LLC has assumed all of the duties and responsibilities of Greystone Servicing Company LL as special servicer under the CGCMT 2016-P3 PSA . A copy of the related Assignment and Assumption Agreement (Special Servicing), dated September 1, 2026 is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the pooling and servicing agreement dated as of July 1, 2016 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity dated July 29, 2016 and filed by the registrant on July 29, 2016 under Commission File No. 333-207132-05.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Assignment and Assumption Agreement (Special Servicing), dated September 1, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: September 1, 2026